              Supplement dated September 14, 2004 to the May, 2004 Prospectuses and Statements of Additional Information

         This Supplement  updates the Prospectus and Statement of Additional  Information for the following  variable  annuity products:  American  Skandia  Advisor  Plan III,  Stagecoach  Advisor  Plan III,  American  Skandia  XTra Credit SIX,
         Stagecoach XTra Credit SIX,  American Skandia LifeVest(R)II, American Skandia APEX II, Stagecoach APEX II and Advisors
         Choice(R)2000.

         This Supplement should be read and retained with the current  Prospectus for your annuity contract issued by American
         Skandia Life Assurance Corporation  ("American  Skandia").  This Supplement is intended to update certain information in the May, 2004  Prospectus  and Statement of Additional  Information  for the variable  annuity you own, and is not intended to be a prospectus  or offer for any other  variable  annuity  listed here that you do not own. If you would like another copy of the current  Prospectus  or a Statement  of  Additional  Information,  please  contact  American
         Skandia at 1-800-766-4530.

         We are issuing this  supplement to report a change in  sub-advisors to the AST DeAM  International  Equity  Portfolio
         (the  "International  Portfolio") and AST Gabelli  Small-Cap Value Portfolio (the "Small-Cap Value Portfolio") of the
         American Skandia Trust.

         AST DeAM International Equity Portfolio:

         Effective  on or about  November  19,  2004,  LSV Asset  Management  will  become  sub-advisor  to the  International
         Portfolio,  replacing Deutsche Asset Management, Inc. ("Deutsche").  You may find further information about LSV Asset
         Management and its investment  strategies in the prospectus supplement for the International  Portfolio.  This change will not  result in any  change  to the  advisory  fee that the  International  Portfolio  pays to  American  Skandia
         Investment Services,  Incorporated and Prudential  Investments LLC. There will not be any change to the International
         Portfolio's  fundamental  investment  objective to seek capital growth or its investment policy to normally invest at least 80% of the value of its assets in equity  securities  of  companies in developed  non-U.S.  countries  that are represented in the MSCI EAFE Index.

         Effective on or about  November 19, 2004,  the name of the  International  Portfolio and the  Investment  Option will change to the "AST LSV International Value Portfolio".

         Deutsche and the  International  Portfolio are referred to in several places within the  above-referenced  prospectus and  statement  of  additional  information.  This  supplement  is  intended  to amend  each of such  references,  as appropriate.

         AST Gabelli Small-Cap Value Portfolio:

         Effective  on or about  November  19,  2004,  JP Morgan  Investment  Management,  Inc.,  ("JP  Morgan"),  Lee  Munder
         Investments,  Ltd. ("Lee Munder"),  and Integrity Asset Management  ("Integrity") will become  co-sub-advisors to the
         Small-Cap Value  Portfolio,  replacing  GAMCO  Investors,  Inc.  ("GAMCO").  JP Morgan,  Lee Munder and Integrity are
         responsible for managing  approximately 73%, 15% and 12%,  respectively,  of the Small-Cap Value Portfolio's  assets.
         You may find further  information  about JP Morgan,  Lee Munder and Integrity and their investment  strategies in the prospectus  supplement for the Small-Cap Value  Portfolio.  This change will not result in any change to the advisory fee that the Small-Cap Value Portfolio pays to American  Skandia  Investment  Services,  Incorporated  and Prudential
         Investments LLC. There will not be any change to the Small-Cap Value  Portfolio's  fundamental  investment  objective to seek to provide long-term capital growth by investing primarily in  small-capitalization  stocks that appear to be undervalued  or its  investment  policy  to  normally  invest  at  least  80% of the  value  of its  assets  in small capitalization companies.

         Effective on or about November 19, 2004,  the name of the Small-Cap  Value  Portfolio and the Investment  Option will change to the AST Small-Cap Value Portfolio.

         GAMCO and the Small-Cap Value Portfolio are referred to in several places within the above-referenced  prospectus and statement of additional information.  This supplement is intended to amend each of such references, as appropriate.